June 14, 2010

Supplement

SUPPLEMENT DATED JUNE 14, 2010 TO THE PROSPECTUS OF
ACTIVE ASSETS INSTITUTIONAL MONEY TRUST
AND
ACTIVE ASSETS INSTITUTIONAL GOVERNMENT SECURITIES TRUST
Dated October 30, 2009

The Securities and Exchange Commission recently adopted new rules and amendments to existing rules governing money market funds. The following changes to the Prospectus of Active Assets Institutional Money Trust and Active Assets Institutional Government Securities Trust (each, a "Fund") are made in order to comply with those revisions.

The second sentence of the section of the Prospectus entitled "Active Assets Institutional Money Trust — Principal Risks — Promissory Notes and Funding Agreements Risk" is hereby deleted and replaced with:

The Fund may invest up to 5% in illiquid securities.

The third sentence of the section of the Prospectus entitled "Details of the Funds — Additional Information About the Funds' Investment Objectives, Strategies and Risks — Active Assets Institutional Money Trust — Principal Risks — Promissory Notes and Funding Agreements Risk" is hereby deleted and replaced with:

The Fund may invest up to 5% in illiquid securities, including unsecured promissory notes and funding agreements.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

June 14, 2010

Supplement

SUPPLEMENT DATED JUNE 14, 2010 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
ACTIVE ASSETS INSTITUTIONAL MONEY TRUST
AND
ACTIVE ASSETS INSTITUTIONAL GOVERNMENT SECURITIES TRUST
Dated October 30, 2009

The Securities and Exchange Commission recently adopted new rules and amendments to existing rules governing money market funds. The following changes to the Statement of Additional Information ("SAI") of Active Assets Institutional Money Trust and Active Assets Institutional Government Securities Trust (the "Funds" and each, a "Fund") are made in order to comply with those revisions.

The sixth paragraph of the section of the Funds' SAI entitled "VIII. Purchase, Redemption and Pricing of Shares — B. Offering Price" is hereby deleted and replaced with:

An "NRSRO" is a nationally recognized statistical rating organization. At the time the Fund acquires its investments, they will be rated (or issued by an issuer that is rated with respect to a comparable class of short-term debt obligations) (i) in one of the two highest rating categories for short-term debt obligations assigned by at least two NRSROs; or (ii) if only one NRSRO has issued a rating with respect to such security or issuer at the time a fund purchases or rolls over the security, that NRSRO (the "Requisite NRSROs"). In accordance with Rule 2a-7 under the Investment Company Act, the Board has designated the following four NRSROs for the purposes of determining whether an investment is an "Eligible Security" (as defined in Rule 2a-7): Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch, Inc. ("Fitch") and DBRS Limited ("DBRS") (each, a "Designated NRSRO").

The ninth paragraph of the section of the Funds' SAI entitled "VIII. Purchase, Redemption and Pricing of Shares — B. Offering Price" is hereby deleted and replaced with:

Also, as required by the Rule, each Fund will limit its investments in securities, other than Government securities, so that, at the time of purchase: (a) except as further limited in (b) below with regard to certain securities, no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the Designated NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality: (i) no more than 3% in the aggregate of each Fund's total assets in all such securities, (ii) no more than 0.5% of total assets in the securities of any one issuer and (iii) the remaining maturity of any such securities must be 45 days or less.

The second and third sentences of the eleventh paragraph of the section of the Funds' SAI entitled "VIII. Purchase, Redemption and Pricing of Shares — B. Offering Price" are hereby deleted and replaced with:

The Rule also requires each Fund to maintain a dollar-weighted average portfolio maturity (not more than 60 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days, except for obligations of the U.S. Government where the variable rate of interest is readjusted no less frequently than every 397 calendar days and which shall be deemed to have a remaining maturity equal to the period remaining until the next readjustment of the interest rate. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 60 days, the applicable Fund will invest its available cash in such a manner as to reduce such maturity to 60 days or less a soon as is reasonably practicable.

The following is added as the twelfth paragraph of the section of the Funds' SAI entitled "VIII. Purchase, Redemption and Pricing of Shares — B. Offering Price":

In the unlikely event that a Fund's Board of Trustees are to determine pursuant to Rule 2a-7 that the extent of the deviation between the Fund's amortized cost per share and its market-based NAV per share may result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate or reduce to the extent practicable such dilution or unfair results, including, but not limited to, considering suspending redemption of shares and liquidating the Fund under Rule 22e-3 under the Investment Company Act.

The ninth sentence of the second paragraph of the section of the Funds' SAI entitled "II. Description of the Funds and Their Investments and Risks — B. Investment Strategies and Risks — Repurchase Agreements" is hereby deleted and replaced with:

A Fund will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 5% of the Fund's net assets.

The first sentence of the first paragraph of the section of the Funds' SAI entitled "II. Description of the Funds and Their Investments and Risks — B. Investment Strategies and Risks — Private Placements and Restricted Securities" is hereby deleted and replaced with:

A Fund may invest up to 5% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable.

The third sentence of the second paragraph of the section of the Funds' SAI entitled "II. Description of the Funds and Their Investments and Risks — B. Investment Strategies and Risks — Private Placements and Restricted Securities" is hereby deleted and replaced with:

If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 5% of a Fund's net assets.

The second sentence of the first paragraph of the section of the Funds' SAI entitled "II. Description of the Funds and Their Investments and Risks — B. Investment Strategies and Risks — Investment Strategies and Risks Applicable to Active Assets Institutional Money Trust — Promissory Notes" is hereby deleted and replaced with:

The Fund may invest up to 5% in illiquid securities, including unsecured bank promissory notes.

The sixth sentence of the first paragraph of the section of the Funds' SAI entitled "II. Description of the Funds and Their Investments and Risks — B. Investment Strategies and Risks — Investment Strategies and Risks Applicable to Active Assets Institutional Money Trust — Funding Agreements" is hereby deleted and replaced with:

The Fund may invest up to 5% in illiquid securities, including funding agreements.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.